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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
           METLIFE OF CT SEPARATE ACCOUNT NINE FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT TEN FOR VARIABLE ANNUITIES*
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES*
         METLIFE OF CT SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES*

                            PIONEER ANNUISTAR ANNUITY
                         PIONEER ANNUISTAR FLEX ANNUITY
                         PIONEER ANNUISTAR PLUS ANNUITY
                         PIONEER ANNUISTAR VALUE ANNUITY

                       SUPPLEMENT DATED DECEMBER 27, 2007

           TO THE PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a certain variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of the Met Investors Series Trust. To the extent that the Replacement Fund is not currently available as an investment option under your contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of Contract holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 28, 2008.

The proposed substitution and respective advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)           REPLACEMENT FUND AND SUB-ADVISER
-----------------------------------         -----------------------------------
AIM Variable Insurance Funds - AIM  (ARROW) Met Investors Series Trust - Lazard
V.I. Mid-Cap Core Equity Portfolio          Mid-Cap Portfolio (Class B)
(Series II) A I M Advisors, Inc.            Lazard Asset Management LLC

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*    Prior to December 7, 2007, this Separate Account was a Separate Account of
     MetLife Life and Annuity Company of Connecticut.


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Please note that:

- No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

- The elections you have on file for allocating your account value, purchase payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

- You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of Contract owners.

- If you make one transfer from the above Existing Fund into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

- On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

-    There will be no tax consequences to you.

In connection with the substitutions, we will send you a prospectus for Met Investors Series Trust, as well as notice of the actual date of the substitution and confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


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